UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 13, 2011

ZIOPHARM Oncology, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33038	84-1475672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Avenue of the Americas 19th Floor New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

(646) 214-0700
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01	Other Events

From November 13, 2011 through November 15, 2011, the Company issued three press releases announcing results presented at the AACR-NCI-EORTC International Conference on Molecular Targets and Cancer Therapeutics, taking place November 12-16 in San Francisco.

The first press release announced the results from preclinical studies of darinaparsin (Zinapar® or ZIO-101), a novel organic arsenic, in prostate cancer were presented at the Conference.

A copy of the above referenced press release is filed as Exhibit 99.1 to this Current Report of Form 8-K.

The second press release announced promising clinical results from an ongoing multicenter Phase 1b, open-label, dose escalation study of intravenous palifosfamide (Zymafos® or ZIO-201) in combination with etoposide and carboplatin in patients with small cell lung cancer and other selected cancers.

A copy of the above referenced press release is filed as Exhibit 99.2 to this Current Report of Form 8-K.

The third press release announced new preclinical data from two separate studies of darinaparsin (Zinapar® or ZIO-101), a novel organic arsenic, in various solid tumor models at the Conference.

A copy of the above referenced press release is filed as Exhibit 99.3 to this Current Report of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	Exhibit No.	Description

	99.1	Press Release of the Company dated November 13, 2011
	99.2	Press Release of the Company dated November 14, 2011
	99.3	Press Release of the Company dated November 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIOPHARM Oncology, Inc.

	By:	/s/ Caesar Belbel
Date: November 15, 2011		Name: Caesar Belbel
Title: Executive Vice President, Chief Legal Officer and Secretary

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Press Release of the Company dated November 13, 2011
99.2	Press Release of the Company dated November 14, 2011
99.3	Press Release of the Company dated November 15, 2011